                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                NOVEMBER 1, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                NEVADA                                 001-14256                             13-3869719
     (State or Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                         File Number)                        Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On November 1, 2001, Westport Resources Corporation, a Nevada corporation (the "Company"), issued a press release announcing that $24,301,000 face amount of its 8.875% Senior Subordinated Notes due 2007 was tendered to it, pursuant to the change of control provisions in Section 4.13 of the related Indenture dated September 23, 1997. The tender price was equal to 101% of the principal amount of each note plus accrued and unpaid interest on October 29, 2001. Including premium and accrued interest, the total amount paid was $24,819,590.09. The Company used borrowings under its revolving credit facility to fund the repayment. The Notes were originally issued by Belco Oil & Gas Corp., which merged with the Company last August. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                 EXHIBIT
                  NUMBER                       EXHIBIT

                  99.1 Press release dated November 1, 2001 entitled "Westport Resources Corporation Repays Tendered 8.875% Senior Subordinated Notes."



                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WESTPORT RESOURCES CORPORATION

Date: November 2, 2001             By:       /s/ Howard L. Boigon
                                      ------------------------------------------
                                      Name:  Howard L. Boigon
                                      Title: Vice President, General Counsel and
                                             Secretary

                                  EXHIBIT INDEX

            EXHIBIT
            NUMBER      DESCRIPTION
            -------     -----------
            99.1*       Press release dated November 1, 2001 entitled
                        "Westport Resources Corporation Repays Tendered
                        8.875% Senior Subordinated Notes."


*Filed herewith.